SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

______________________

Date of report: June 30, 2005
(Date of earliest event reported)

LIMELIGHT MEDIA GROUP, INC.
(Exact name of Registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

333-16031	86-0793960
(Commission File No.)	(I.R.S. Employer Identification No.)

1300 North Northlake Way
Seattle, Washington 98103
(Address of principal executive offices; zip code)

(206) 633-1852
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13-4(e) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:
Limelight Media Group, Inc. filed a Current Report on Form 8-K on July 7, 2005 announcing that it had completed its acquisition of all of the outstanding capital stock of Impart, Inc., a Washington corporation (“Impart”). The purpose of this amendment is to file certain audited financial statements and certain pro forma financial information relating to the Impart business.

SECTION 9 - FINANCIAL STATEMENT AND EXHIBITS

Item 9.01	Financial Statements and Exhibits.

Paragraphs (a) and (b) of Item 9, “Financial Statements and Exhibits” are hereby amended to include the following:

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIMELIGHT MEDIA GROUP, INC.

Date: September 23, 2005	By:	/s/ David V. Lott
David V. Lott
Chief Executive Officer

Contents

PETERSON SULLIVAN PLLC

CERTIFIED PUBLIC ACCOUNTANTS	Tel 206.382.7777 sFax 206.382.7700
601 UNION STREET, SUITE 2300	http://www.pscpa.com
SEATTLE, WASHINGTON 98101

INDEPENDENT AUDITORS' REPORT

To the Board of Directors
Impart, Inc.
Seattle, Washington

We have audited the accompanying balance sheet of Impart, Inc. as of December 31, 2004, and the related statements of operations, shareholders' equity (deficit), and cash flows for the years ended December 31, 2004 and 2003. These financial statements are the responsibility of the management of Impart, Inc. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Impart, Inc. as of December 31, 2004, and the results of its operations and its cash flows for the years ended December 31, 2004 and 2003, in conformity with accounting principles generally accepted in the United States.

/s/ Peterson Sullivan PLLC

Seattle, Washington
September 13, 2005

Contents

IMPART, INC.

BALANCE SHEET
December 31, 2004

ASSETS

Current Assets
Cash	$36,477
Accounts receivable, net of allowance for doubtful accounts of $38,517	885,323
Receivable from Limelight Media Group, Inc.	72,398
Inventories	353,356
Prepaids and other	17,035

Total current assets	1,364,589

Machinery and Equipment, at cost, net of accumulated depreciation of $101,488	40,460

$1,405,049

LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)

Current Liabilities
Accounts payable	$797,417
Accrued compensation	268,346
Business taxes payable	31,354
Deferred revenue and customer deposits	127,626
Current portion of notes payable	40,772

Total current liabilities	1,265,515

Notes payable, less current portion	624,578

Shareholders' Equity (Deficit)
Common stock; no par value; authorized 40,000,000 shares; issued and outstanding 10,477,579 shares
Additional paid-in capital	359,135
Retained earnings (deficit)	(844,179)

Total shareholders' equity (deficit)	(485,044)

$1,405,049

See Notes to Financial Statements

Contents

IMPART, INC.

STATEMENTS OF OPERATIONS
For the Years Ended December 31, 2004 and 2003

	2004	2003
Sales	$4,957,043	$4,542,558

Cost of sales	3,630,660	3,573,361

Gross profit	1,326,383	969,197

Selling, general and administrative expenses, including interest of $69,017 and $14,221 in 2004 and 2003	1,678,169	1,244,899

Loss before write-off of related party receivables	(351,786)	(275,702)

Write-off of related party receivables	-	581,225

Net Loss	$(351,786)	$(856,927)

See Notes to Financial Statements

Contents

IMPART, INC.

STATEMENTS OF SHAREHOLDERS' EQUITY (DEFICIT)
For the Years Ended December 31, 2004 and 2003

			Additional	Retained	Shareholders'
	Common Stock		Paid-In	Earnings	Equity
	Shares	Amount	Capital	(Deficit)	(Deficit)
Balances, December 31, 2002	7,652	$-	$500	$364,574	$365,074

Common stock split	9,993,002				-

Common stock issuance	476,925		358,635		358,635

Net loss				(856,967)	(856,967)

Balances, December 31, 2003	10,477,579	-	359,135	(492,393)	(133,258)

Net loss				(351,786)	(351,786)

Balances, December 31, 2004	10,477,579	$-	$359,135	$(844,179)	$(485,044)

See Notes to Financial Statements

Contents

IMPART, INC.

STATEMENTS OF CASH FLOWS
For the Years Ended December 31, 2004 and 2003

	2004	2003
Cash Flows From Operating Activities
Net loss	$(351,786)	$(856,967)
Adjustments to reconcile net loss to net cash flows from operating activities
Depreciation and amortization	12,844	11,856
Bad debt expense	41,263	631,326
Change in operating assets and liabilities
Accounts receivable	(337,900)	(425,359)
Inventories	(3,687)	(192,659)
Prepaids and other	6,181	3,843
Accounts payable	77,508	435,458
Accrued compensation	268,346
Interest payable	-	(2,572)
Business taxes payable	(7,923)	35,787
Deferred revenue and customer deposits	(288,716)	404,192

Net cash flows from operating activities	(483,870)	44,905

Cash Flows From Investing Activity
Purchases of property and equipment	(3,197)	(956)

Cash Flows From Financing Activities
Issuance of stock		358,635
Borrowings (payments) under notes payable	519,336	(459,713)

Net cash flows from financing activities	519,336	(101,078)

Change in cash	32,269	(57,129)

Cash, beginning of year	4,208	61,337

Cash, end of year	$36,477	$4,208

See Notes to Financial Statements

Contents

NOTES TO FINANCIAL STATEMENTS

Note 1.  Organization and Significant Accounting Policies

Nature of Operations

Impart, Inc. ("Impart") sells dynamic media solutions consisting of monitors, computers, mounting systems, and associated technological hardware. Sales are made throughout the United States. While customers are in various industries, a significant portion of customers are in banking and retail.

Impart is related to Media SideStreet Corp ("SideStreet") through partial common ownership. SideStreet provides design, installation, and network management services for dynamic media network solutions. In many cases, a customer will purchase these services from SideStreet and the necessary hardware from Impart. Transactions with SideStreet (along with other related party transactions) are described in more detail in Note 6.

In addition, as discussed in Note 4, Impart leases its operating facilities from a limited liability company partially owned by Impart shareholders.

On June 30, 2005, Impart was acquired by a company called Limelight Media Group, Inc. (through a subsidiary of Limelight Media Group). This transaction was treated as a reverse purchase for accounting purposes. Also, on June 30, 2005, Impart acquired SideStreet in an asset purchase acquisition which was paid for with $1,027,965 in unsecured notes payable.

Revenue

Revenue is generally recorded when products are shipped. Due to the close working relationship with SideStreet, if SideStreet has contracted with a purchaser to provide installation and/or services, Impart provides the products and records revenue when the installation is complete. Deferred revenue represents payments received prior to revenue recognition.

Cash

Cash includes cash balances held at a bank. Cash balances are occasionally in excess of amounts insured by the Federal Deposit Insurance Corporation.

Cash payments for interest were $69,017 and $18,938 during the years ended December 31, 2004 and 2003, respectively.

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Accounts Receivable

Management regularly reviews accounts receivable and has established an allowance for potentially uncollectible amounts. When management determines that an account is uncollectible, it is written-off and charged against the allowance. Interest at 18% is charged on receivables over 90 days past due. Receivables are not collateralized. During 2003, a significant part of bad debts written off were due from SideStreet and another related party. See Note 6.

Accounts receivable from one customer represented 34% of total amounts receivable at December 31, 2004. This customer is in the banking industry and is headquartered in Louisiana. The effects of Hurricane Katrina on this business are unknown at this time. Another customer at December 31, 2004, represented 15% of accounts receivable.

Accrued Compensation

Accrued compensation represents amounts declared as being due to certain employees that were payable in common stock. This common stock (2,683,460 shares) was issued in 2005.

Inventories

Inventories consist of monitors, projectors, computers, mounting systems, and related parts and are stated at the lower of cost (specific identification) or market.

Depreciation

Depreciation is computed using the straight-line method over the estimated useful lives of the assets, which range from three to ten years.

Advertising

Advertising costs are expensed as incurred and amounted to $1,722 and $4,127 in 2004 and 2003, respectively.

Income Taxes

Impart has elected to be taxed under Subchapter S of the Internal Revenue Code. As such, Impart's profits and losses are generally reported in the individual income tax returns of the shareholders. Accordingly, no income tax provision is included in these financial statements.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Actual results could differ from those estimates.

Contents

Note 2.  Going Concern

The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. Impart has incurred significant net losses for the past two years. Impart's net cash used from operating activities approximated $483,000 during 2004.

These conditions give rise to substantial doubt about Impart's ability to continue as a going concern. Impart's management plan to obtain additional financing through a combination of equity and debt financing.

The ability of Impart to continue as a going concern is dependent on additional sources of capital and the success of Impart's plan. The financial statements do not include any adjustments that might be necessary if Impart is unable to continue as a going concern.

Note 3.  Notes Payable

Line of credit (maximum $200,000) with a bank that bears interest at the bank's prime rate plus 6.0% (resulting in a rate of 11.25% at December 31, 2004). The note requires interest to be paid monthly and is due December 1, 2006. The note is secured by guarantees of two shareholders, SideStreet, and all assets of Impart.	$110,145

Note payable to a bank due in monthly installments of $6,000 including interest at 8.5%. The note is due December 1, 2006, and is secured by guarantees for two shareholders, SideStreet, and all assets of Impart.	539,633

Other	15,572

$665,350

The principal portion of notes payable is due as follows for the years ended December 31:

2005	$40,772
2006	624,578

$665,350

Note 4.  Lease Commitments

Impart leases its operating facilities under an operating lease with a limited liability company partially owned by Impart shareholders. Lease payments of $15,000 per month are due through November 30, 2018.

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The leasing operation could be construed to be a variable interest entity under FASB Interpretation 46R. The leasing operation only leases to Impart and, if consolidated, the consolidation of the leasing operation would not result in a loss for Impart for 2004.

Future minimum payments under this lease for years ending December 31 are as follows:

2005	$180,000
2006	180,000
2007	180,000
2008	180,000
2009	180,000
Thereafter	1,605,000

$2,505,000

Total facilities rent expense for 2004 was $177,214 and for 2003 was $209,235. These amounts are net of rental income discussed below.

Note 5.  Rental Income

Impart subleased out excess operating space to various unrelated businesses and individuals under lease agreements that expired in May 2004. Total sublease rental income for 2004 was $11,700 and for 2003 was $45,150.

Note 6.  Related Party Transactions

Impart had advanced SideStreet a total of $472,457 in 2003 and prior years. Impart also advanced Corwin Laabs, Inc. ("Corwin"), a related party through partial common ownership, a total of $108,768 in 2003 and prior years. Management has determined that these advances are not collectible and has written them off at December 31, 2003.

Impart also incurred labor and materials costs of $39,635 from SideStreet in 2003 (none in 2004), which are included in cost of sales.

Note 7.  Restatement

The accompanying financial statements for 2003 have been restated to correct an error in calculating inventory amounts made in 2003. The effect of the restatement was to increase the net loss for 2003 by $154,783.

PRO FORMA COMBINED FINANCIAL STATEMENTS

On June 30, 2005, through its wholly owned subsidiary, Limelight Merger II Corp., Limelight Media Group, Inc. consummated an agreement to acquire all of the outstanding capital stock of Impart, Inc. (“Impart”) a Washington corporation, (“Impart Transaction”). Also, on June 30, 2005, concurrently with the Impart Transaction, Impart entered into an Agreement with Ipoint Networks, LLC, a Washington limited liability company (“Ipoint”) whereby Impart purchased the assets of Ipoint (“Ipoint Transaction”). The total consideration for these transactions was 162,500,000 shares (“Merger Consideration”) of Limelight’s common stock and a promissory note of $250,000. A copy of the Agreement and Plan of Merger was filed as Exhibit 2.1 to the Form 8-K with the United States Securities and Exchange Commission on July 7, 2005.

As Limelight Media Group, Inc. did not have a sufficient number of duly authorized shares on the date of the acquisition, the parties agreed to holdback 57,500,000 shares (“Holdback Shares”) of the 162,500,000 to be issued to owners of Impart and Ipoint not later than ten days following the later of (i) the effective date of a merger by Limelight with and into a Delaware corporation to be formed by the Limelight or (ii) Limelight’s receipt of audited financial statements of Impart. Prior to Impart Transaction, Limelight was a public company with nominal operations, that had $105,868 in assets (including cash totaling $1,968); liabilities totaling $890,924, a cash equivalent credit valued at $125,000 previously purchased through the issuance of common stock, a receivable related to the issuance of common stock totaling $12,500, and 141,628,494 shares of common stock issued and 138,829,665 shares of common stock outstanding. Impart was privately held company that sells dynamic media solutions consisting of monitors, computers, mounting systems, and associated technological hardware.

The purchase of the shares of Impart by Limelight will be treated for accounting and financial reporting purposes as a reverse acquisition of Limelight by Impart, since the former Impart stockholders will control Limelight after the transaction. Under this accounting treatment, Impart is deemed for accounting purposes to be the acquiring entity and Limelight the acquired entity. The financial statements of Limelight after the transaction will reflect Impart on a historical basis and will include the results of operations of Limelight from the effective date of the transaction. As Limelight has not pursued any revenue generating activity in the last six months, the merger will be treated as a recapitalization of Impart, with no goodwill recorded.

The following pro forma combined financial information represents Limelight's pro forma combined balance sheet as of December 31, 2004 and June 30, 2005, statements of income for the years ended December 31, 2004 and 2003 and for the six months ended June 30, 2005 and 2004, after giving effect to the transaction. This pro forma information should be read in conjunction with the consolidated financial statements of Impart contained elsewhere in the Form 8-K.

The following pro forma combined balance sheets give effect to the transaction as if it occurred on the date of the balance sheets. The accompanying pro forma combined statements of income give effect to the transaction as if it occurred at the beginning of the periods presented. The financial statements include adjustments directly attributable to the transaction and that are expected to have a continuing impact on the combined company.

The pro forma information is based on historical financial statements. The information has been prepared in accordance with the rules and regulations of the SEC and is provided for comparison and analysis purposes only. The pro forma information does not purport to be indicative of the results that actually would have occurred had the combination been effected at the beginning of the periods presented.

LIMELIGHT MEDIA GROUP, INC.
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
AS OF JUNE 30, 2005

A S S E T S
	LIMELIGHT	IMPART	Pro forma Adjustments	Adjusted Pro forma
		Restated*
CURRENT ASSETS:
Cash	$-	$-	$-	$-
Accounts receivable, trade, net of allowance for doubtful	-	715,961	(169,930) (a)	546,031
Inventory	1,240	378,988	-	380,228
Prepaid expense and other current assets	-	10,302	-	10,302
Total current assets	1,240	1,105,251	(169,930)	936,561

PLANT AND EQUIPMENT, net	238,961	2,097,747	-	2,336,708

OTHER ASSETS	13,700	4,733	-	18,433

Total assets	$253,901	$3,207,731	$(169,930)	$3,291,702

L I A B I L I T I E S A N D S H A R E H O L D E R S' D E F I C I T
CURRENT LIABILITIES:
Bank overdraft	$(1,968)	$97,499	$-	$95,531
Accounts payable and accrued expenses	474,520	481,555	(169,930) (a)	786,145
Deferred revenue and customer deposits	-	247,460	-	247,460
Due to related parties	464,705	-	-	464,705
Convertibale loan payable	10,000	-	-	10,000
Notes payable - current portion	25,000	487,538	-	512,538
Note payable - related parties	36,000	1,027,965	-	1,063,965
Other liabilites	30,699	-	-	30,699
Total current liabilites	1,038,956	2,342,017	(169,930)	3,211,043

Convertible debentures	-	-	-	-
Convertible fee debenture	-	-	-	-
Note payable - long term portion	-	493,204	-	493,204

Total liabilities	1,038,956	2,835,221	(169,930)	3,704,247

COMMITMENTS AND CONTINGENCIES	-	-	-	-

SHAREHOLDERS' DEFICIT:
Common stock	138,830	105,000	-	243,830
Paid-in-capital	9,776,110	1,272,481	-	11,048,591
Cash equivalent credit paid in common stock	(125,000)	-	-	(125,000)
Other receivable	(12,500)	-	-	(12,500)
Accumulated deficit	(10,562,495)	(1,004,971)	-	(11,567,466)
Total shareholders' deficit	(785,055)	267,510	-	(412,545)
Total liabilities and shareholders' deficit	$253,901	$3,102,731	$(169,930)	$3,291,702

*
Through the audit of Impart, Inc's financial statements as of December 31, 2004 and for the years ended December 31, 2004 and 2003, the financial statements included in Limelight Media Group, Inc.'s Form 10-QSB filed on September 1, 2005 require a restatement and will be amended. These proforma financials include the restated balances.

(a)	Elimination of intercompany receivable/payable for purchase of equipment.

LIMELIGHT MEDIA GROUP, INC.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
FOR THE SIX MONTHS ENDED JUNE 30, 2005

	LIMELIGHT	IMPART	Pro forma Adjustments		Adjusted Pro forma

GROSS REVENUES	$-	$1,907,328	$(150,000)	(a)	$1,757,328

COST OF SALES	-	1,311,573	(150,000)	(a)	1,161,573

GROSS PROFIT	-	595,755	-		595,755

OTHER OPERATING INCOME	-	-	-		-
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	1,234,904	759,205	-		1,994,109

LOSS FROM OPERATIONS	(1,234,904)	(163,450)	-		(1,398,354)

OTHER INCOME (EXPENSE)	(553,815)	2,658	-		(551,157)

LOSS BEFORE INCOME TAX	(1,788,719)	(160,792)	-		(1,949,511)

PROVISION FOR INCOME TAXES	-	-	-		-

NET LOSS	$(1,788,719)	$(160,792)	$-		$(1,949,511)

BASIC AND DILUTED LOSS PER COMMON SHARE	$(0.01)	$(0.00)	$-		$(0.01)

BASIC AND DILUTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING	119,820,133	97,749,746	-		217,569,879

(a)	Elimination of sales and related costs of sales to Limelight Media Group, Inc.

LIMELIGHT MEDIA GROUP, INC.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
FOR THE SIX MONTHS ENDED JUNE 30, 2004

	LIMELIGHT	IMPART	Pro forma Adjustments		Adjusted Pro forma

GROSS REVENUES	$1,808	$1,563,269	$(38,422)	(a)	$1,526,655

COST OF SALES	-	1,201,536	(38,422)	(a)	1,163,114

GROSS PROFIT	1,808	361,733	-		363,541

OTHER OPERATING INCOME	-	-	-		-
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	2,437,874	667,288	-		3,105,162

LOSS FROM OPERATIONS	(2,436,066)	(305,555)	-		(2,741,621)

OTHER INCOME (EXPENSE)	(553,422)	6,367	-		(547,055)

LOSS BEFORE INCOME TAX	(2,989,488)	(299,188)	-		(3,288,676)

PROVISION FOR INCOME TAXES	-	-	-		-

NET LOSS	$(2,989,488)	$(299,188)	$-		$(3,288,676)

BASIC AND DILUTED LOSS PER COMMON SHARE	$(0.06)	$(0.03)	$-		$(0.05)

BASIC AND DILUTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING	50,380,747	10,477,579	-		60,858,326

(a)	Elimination of sales and related costs of sales to Limelight Media Group, Inc.

LIMELIGHT MEDIA GROUP INC.
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
AS OF DECEMBER 31, 2004

A S S E T S
	LIMELIGHT	IMPART	Pro forma Adjustments	Adjusted Pro forma
CURRENT ASSETS:
Cash	$273	$36,477	$-	$36,750
Accounts receivable, trade, net of allowance for doubtful	346	885,323	-	885,669
Inventory	-	353,356	-	353,356
Other receivables - related parties	-	72,398	(72,398) (a)	-
Prepaid expense and other current assets	-	17,035	-	17,035
Total current assets	619	1,364,589	(72,398)	1,292,810

PLANT AND EQUIPMENT, net	186,271	40,460	-	226,731

OTHER ASSETS	3,320	-	-	3,320

Total assets	$190,210	$1,405,049	$(72,398)	$1,522,861

L I A B I L I T I E S A N D S H A R E H O L D E R S' D E F I C I T

CURRENT LIABILITIES:
Accounts payable and accrued expenses	$348,857	$1,065,763	$(72,398) (a)	$1,342,222
Advances from customers	-	127,626	-	127,626
Business taxes payable	-	31,354	-	31,354
Due to related parties	1,472,726	-	-	1,472,726
Convertibale loan payable	10,000	-	-	10,000
Convertibale loan payable-- related party	10,000	-	-	10,000
Note payable - current portion	29,500	40,772	-	70,272
Other liabilites	283,087	-	-	283,087
Total current liabilites	2,154,170	1,265,515	(72,398)	3,347,287

Convertible debentures	75,000	-	-	75,000
Convertible fee debenture	340,000	-	-	340,000
Note payable - long term portion	-	624,578	-	624,578

Total liabilities	2,569,170	1,890,093	(72,398)	4,386,865

COMMITMENTS AND CONTINGENCIES	-	-	-	-

SHAREHOLDERS' DEFICIT:
Common stock	89,136	10,477	-	99,613
Paid-in-capital	6,706,872	348,658	-	7,055,530
Loan fees related to standby equity distributiono agreement	(276,192)	-	-	(276,192)
Cash equivalent credit paid in common stock	(125,000)	-	-	(125,000)
Accumulated deficit	(8,773,776)	(844,179)	-	(9,617,955)
Total shareholders' deficit	(2,378,960)	(485,044)	-	(2,864,004)
Total liabilities and shareholders' deficit	$190,210	$1,405,049	$(72,398)	$1,522,861

(a)	Elimination of intercompany receivable/payable for purchase of equipment.

LIMELIGHT MEDIA GROUP, INC.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
FOR THE YEAR ENDED DECEMBER 31, 2004

	LIMELIGHT	IMPART	Pro forma Adjustments		Adjusted Pro forma

GROSS REVENUES	$18,672	$4,957,043	$(77,604)	(a)	$4,898,111

COST OF SALES	8,842	3,630,660	(77,604)	(a)	3,561,898

GROSS PROFIT	9,830	1,326,383	-		1,336,213

OTHER OPERATING INCOME
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	3,888,869	1,678,169	-		5,567,038

LOSS FROM OPERATIONS	(3,879,039)	(351,786)	-		(4,230,825)

OTHER EXPENSE	(593,541)	-	-		(593,541)

LOSS BEFORE INCOME TAX	(4,472,580)	(351,786)	-		(4,824,366)

PROVISION FOR INCOME TAXES	-	-	-		-

NET LOSS	$(4,472,580)	$(351,786)	$-		$(4,824,366)

BASIC AND DILUTED LOSS PER COMMON SHARE	$(0.08)	$(0.03)	$-		$(0.07)

BASIC AND DILUTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING	57,012,063	10,477,579	-		67,489,642

(a)	Elimination of sales and related costs of sales to Limelight Media Group, Inc.

LIMELIGHT MEDIA GROUP, INC.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
FOR THE YEAR ENDED DECEMBER 31, 2003

	LIMELIGHT	IMPART	Pro forma Adjustments	Adjusted Pro forma

GROSS REVENUES	$88,927	$4,542,558	$-	$4,631,485

COST OF SALES	47,112	3,573,361	-	3,620,473

GROSS PROFIT	41,815	969,197	-	1,011,012

OTHER OPERATING INCOME
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	1,616,557	1,244,899	-	2,861,456

LOSS FROM OPERATIONS	(1,574,742)	(275,702)	-	(1,850,444)

OTHER EXPENSE	(46,023)	(581,225)	-	(627,248)

LOSS BEFORE INCOME TAX	(1,620,765)	(856,927)	-	(2,477,692)

PROVISION FOR INCOME TAXES	-	-	-

NET LOSS	$(1,620,765)	$(856,927)	$-	$(2,477,692)

BASIC AND DILUTED LOSS PER COMMON SHARE	$(0.05)	$(0.08)	$-	$(0.06)

BASIC AND DILUTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING	32,007,270	10,477,579	-	42,484,849